(NASDAQ: AUXL) September 2006 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the timing and effect of the Company’s expansion of its field force; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s Contracture, Peyronie’s Disease, and Frozen Shoulder Syndrome, testosterone replacement, and overactive bladder; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates;
the Company’s ability to manufacture AA4500 at the Company’s Horsham facility; the timing of permission to enter Phase III trials for the
Company’s AA4500 product candidate for Dupuytren’s Contracture; competitive developments affecting the Company’s products and product candidates; the success of the Company’s development activities; the Company’s development and operation goals for fiscal
2006; the ability to fund future operations; and the Company’s expected financial performance during 2006 and financial milestones that it may achieve for 2006, including 2006 net revenues, research and development spending, selling, general and administrative expenses, and net loss. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s Quarterly Report on From 10-Q for the period ended June 30, 2006 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the
Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

(NASDAQ: AUXL) 2006 Revenue Guidance of $64 to $68 million “First-Mover” Pipeline Opportunities Poised for Growth + = Recent Fundraising of $43.3 Million +

4 (NASDAQ: AUXL)
• AA4500 – Lead Development Product
– Leased 50,000 sq ft manufacturing and development
facility September 1, 2006
•
Testim®
1% Testosterone Gel
– Expanding sales force from 94 to approximately 150
territories
– Mutually terminated co-promotion agreement with
Oscient September 1, 2006
• Raised $43.3 million in net proceeds through
shelf offering September 15, 2006
Strategic Initiatives to Control Value Drivers
Strategic Initiatives to Control Value Drivers

5 (NASDAQ: AUXL)
Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex US rights have been licensed
& ex US Transmucosal film for Hypogonadism, where current partners have option to market.
2008
5 6
Product
Projected
Time to Market
Testim® gel
Approved in U.S.
Europe & Canada
AA4500
TestoFilm™
AA4500
AA4500
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Hypogonadism
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain
Partner Dependent
2008
2009
> 2008

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Contains 50 mg testosterone per 5 g tube.
Rx Only

Testim™ 1% CIII
(testosterone gel)
Testim™ 1% CIII
(testosterone gel)
AUXILIUM
Rx Only

AUXILIUM

7 (NASDAQ: AUXL)
Testim
Testim
®
®
is Fastest Growing TRT Gel
is Fastest Growing TRT Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Targeting urologists, endocrinologists, select PCPs
– 94 Auxilium sales representatives, increasing to approximately 150
•
Favorable clinical and
commercial profile
– Comparative studies support advantages.
– BX rated to Androgel
– Cost-effective and convenient
– Broad prescription coverage
– Growing prescriber loyalty

8 (NASDAQ: AUXL)
Male Hypogonadism (Testosterone Deficiency) Overview
Male Hypogonadism (Testosterone Deficiency) Overview
•
Affects >20% of U.S. males over 50 yrs and causes
serious medical conditions
–
Estimate that about 5% of affected population receives treatment
•
Diagnosis increasing through education and awareness
Signs/symptoms – Brain Function
Libido and erections
Energy and vigor
Cognitive function
Sleep quality
Irritability and depressed mood
Signs/symptoms – Body Composition
Muscle mass and strength
Bone mineral density
Male hair density and skin thickness
Fat mass – abdominal obesity

9 (NASDAQ: AUXL)
Clinical Results Show Testim
Clinical Results Show Testim
®
®
Changes Body Composition
Improves Sexual Activity
•
Sexual Activity 59%
•
Statistically significant
increases in sexual desire
•
Lean Body Mass          4.8 lbs
•
Fat Mass 4.0 lbs
•
Bone Mineral Density   2.6%
12-month study Placebo-controlled study, 90-day results
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

10 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)
•
14 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted

11 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
0
100
200
300
400
500
Gel Patch Oral Injectables
$399
$118
$77
$59
$49
$210
$302
1997 1998 1999 2000 2001 2002 2003
$459
2004
$497
$198
$288
$340
$117
$35
2005
$381

12 (NASDAQ: AUXL)
Testim
® ®
quarterly net revenue
($ in thousands)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
$11,230
$12,938
$16,471
$14,893
Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206
Q2 2006
Y/Y Growth:
+67%
Q2 2006 Q2 2006
Y/Y Growth: Y/Y Growth:
+67%
+67%

13 (NASDAQ: AUXL)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data
Testim
®
Share of TRx of Gel Market
1.0%
18.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Mar-03
Aug-06
Strong market share with high-prescribing urologists
(Approximately 31.1% gel market share in August 2006)

14 (NASDAQ: AUXL)
• Provides consistent first position details
throughout the year
• Allows better targeting to TRT rich audience
– Representatives call on Urologists,
Endocrinologists and PCPs
• Increases frequency of messaging
Increasing Auxilium Sales Force to ~ 150
Increasing Auxilium Sales Force to ~ 150

15 (NASDAQ: AUXL)
• Paragraph IV challenges to AndroGel Settled
– Watson can launch in 2015; will co-promote Androgel
to Urologists beginning October 2006
– Par can launch in 2015; will become secondary supplier
of Androgel and co-promote beginning 2007
• Testim
®
patent coverage
– Current Testim
®
patent expires in 2008
– New patent filed in April 2003
– With US PTO – decision expected by first half 2007
– Will expire in 2020 if granted
– New patent issued in Canada; expires 2026
Generic Uncertainty Mitigated
Generic Uncertainty Mitigated

16 (NASDAQ: AUXL)
Positioned for Continued Growth
Positioned for Continued Growth
Market Drivers
Product Drivers
• Male sexual health
awareness
• ED promotional impact
• Increased screening and
testing
–
Normal “T” enhances
outcome in ED patients
–
Other health parameters
improved with normal “T”
• Diabetic / Metabolic
Syndrome awareness
• Increase awareness
through KOLs
• Leverage clinical data
• Improve sales force
efficiencies
• Leverage third-party
payer coverage
• TestoFilm line extension

Pipeline: “First Mover” Products Advancing a Broad Portfolio of Opportunities

18 (NASDAQ: AUXL)
AA4500 –
AA4500 –
Company Transforming Opportunity
Company Transforming Opportunity
• We believe that AA4500 has significant
commercial potential
– First-mover value
– No effective non-surgical treatments
– Worldwide rights offer options to build company or
generate cash
• 3 indications currently licensed from
BioSpecifics Technologies:
– Dupuytren’s Contracture, Peyronie’s Disease and
Frozen Shoulder Syndrome
– Options for in-licensing additional indications

19 (NASDAQ: AUXL)
AA4500 for Dupuytren’s
AA4500 for Dupuytren’s
Contracture
Contracture
•
Surgery is only approved treatment - expensive
and characterized by numerous complications
Current treatment
•
Phase II complete - initial pivotal trial showed
efficacy and tolerability
Clinical status
•
2H 2006: Initiate 2nd Pivotal Phase III 2006 milestones
•
2007 / 2008
•
Patented through 2014; Orphan Drug Exclusivity
for 7 years post approval
Target filing / approval
Market Position
•
Caucasian men and women; prevalence highest
among people of northern European descent
Target population
•
Lyophilized Collagenase injectable; 0.5 ml vial
•
Affected fingers become permanently flexed
Product Description
Disease description
Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Metacarpal
Flexor Tendon

AUXILIUM

20 (NASDAQ: AUXL) Revolutionizing Treatment for Dupuytren’s Contracture Revolutionizing Treatment for Dupuytren’s Contracture Current Treatment AA4500 Treatment

21 (NASDAQ: AUXL)
MP joint
PIP joint
Clinical Results from AA4500 Pivotal Study
Clinical Results from AA4500 Pivotal Study
• 91% success rate for primary endpoint of
less than five degrees of contracture after
up to three injections; no placebo
response (p<0.001)
• After single injection, 70% of subjects
achieved therapeutic success; no
placebo response (p<0.001)
Source:  Auxilium data
• No serious adverse events reported.  Most commonly reported adverse events were pain and swelling (edema) of the hand at injection site, and post-injection transient, self-limiting swelling in lymphnode area of armpit
• Results consistent with those from Phase II study published in
The Journal of Hand Surgery (2002:27A:788-798)

22 (NASDAQ: AUXL)
Findings from Preliminary Market Research
Findings from Preliminary Market Research
• Approx. 500,000 patients saw Orthopedic surgeon for
Dupuytren’s within last 12 months
• Top 6,000 MD’s (deciles 8 – 10) saw 71% of patients –
Addressable market for AUXL – Addressable audience
given our expertise in specialty pharma marketing
• Approx. 45% of all patients were recommended for
surgery; 20% of those patients chose not to have surgery
• 76% of surgeons stated they would use AA4500 to delay
or avoid surgery
Source: Auxilium conducted interviews with 127 orthopedic surgeons, of whom 51  were questioned specifically about AA4500.

23 (NASDAQ: AUXL)
We believe:
• Thought leaders indicate pent-up demand for non-
surgical therapy
• Surgeons and patients prefer non-invasive treatment
• Each patient on average has 2 – 4 cords which will
require treatment
• Early data indicates on average 1.5 vials of AA4500
required per cord
• AA4500 should command a premium price
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity
Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metal 1998; Bodie, J. J. Urol. et al 2003

24 (NASDAQ: AUXL)
AA4500 for Peyronie’s Disease
AA4500 for Peyronie’s Disease
• Patented through 2019
• Orphan Drug exclusivity for 7 years post approval
Market Position
• Treated by urologists
• Lacks good treatment options
– PABA, Vitamin E, Verapamil ineffective
– Surgery may shorten penis; cause scarring
• Unmet need for non-surgical treatment
Current treatment
• Phase II data showed efficacy and tolerability
• Local effects / tolerability pre-clinical study outside of plaque requested by FDA.  Study to start by year end.
• Phase IIb study moved to 2007
Clinical status
• Following approval of Dupuytren’s BLA
• Anticipated FDA approval in 2009
Target BLA filing
• Affects men predominantly over 50 Target population
• Plaque or hard scar area on the penis
• Deformity of the penis during erection precludes
intercourse
Disease description
Source: Mulhall, J. et al, June 2004

25 (NASDAQ: AUXL) Erect penis with Peyronie’s Peyronie’s Disease and Current Treatment Peyronie’s Disease and Current Treatment Surgical Procedure

26 (NASDAQ: AUXL)
• Nearly 400,000 patients saw Urologist for Peyronie’s
within last 12 months
• 23% of patients were recommended for surgery;
remaining patients are waiting for other therapies
• 33% of surgical patients are dissatisfied; 42%
subsequently need an implant
• 90% of Urologists stated they would use AA4500 to
delay or avoid surgery
Source: Auxilium interviewed 103 urologists, of whom 50 responded to specific questions about AA4500.
Preliminary Market Research Encouraging
Preliminary Market Research Encouraging

27 (NASDAQ: AUXL)
• Highly motivated patients
• Phase IIa data used up to 9 injections of AA4500; Phase
IIb will determine the dosing regimen to be used in
Phase III
• We expect AA4500 should command a premium price
Commercial Potential Also High for Peyronie’s
Commercial Potential Also High for Peyronie’s

28 (NASDAQ: AUXL)
AA4500 for Frozen Shoulder Syndrome
AA4500 for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment
•
Phase IIa complete
•
Data showed efficacy and tolerability
•
Additional studies needed to assess optimal
dose and dosing regimen
Clinical status
•
TBD 2006 milestones
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
•
Most common in patients between 45 – 70 yrs
Target population
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease description
Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

29 (NASDAQ: AUXL)
• Taking Control of AA4500 Manufacturing
• Majority of equipment already in place
• Renovations should be complete for inclusion in BLA
filing in 2007
– lease includes allowance for renovations
• Capacity to produce all active ingredient required for
several years
• Laboratories to support production and future product
development
• Certain trained personnel transition with facility
Horsham Facility a Strategic Asset
Horsham Facility a Strategic Asset

30 (NASDAQ: AUXL)
Transmucosal Film Technology
Transmucosal Film Technology
• Rights to utilize for products that contain
hormones, treat urologic disorders and eight
selected analgesic compounds for pain
management, including acute and chronic pain
• Developing products for treatment of
hypogonadism and overactive bladder
– June 2006:  Initiated U.S. pivotal phase III
trial of TestoFilm™ in hypogonadism
– Looking to partner overactive bladder
program

31 (NASDAQ: AUXL)
TestoFilm™
TestoFilm™
•
Phase II POC Data Showed:
– Increased serum testosterone levels
– Product candidate was well tolerated
– 97% patient acceptability: 49% rating film
as desirable; 48% with acceptable rating
•
Phase III long term safety study ongoing.
Enrollment complete.
Clinical status
•
2Q 06: Initiated Pivotal Phase III 2006 milestones
•
Patients who:
– Prefer quick and easy delivery system
– Require more androgen than topical
products
Target population
TestoFilm

32 (NASDAQ: AUXL)
TestoFilm™
TestoFilm™
U.S. Phase III Pivotal Trial in Hypogonadism
U.S. Phase III Pivotal Trial in Hypogonadism
• Open-label, multi-center, randomized, controlled trial
• Expected to enroll 240 patients at approximately 25
centers across U.S.
• Randomized 2:1 to receive either TestoFilm™ (5 mg
or 7.5 mg BID) or a buccal testosterone tablet (30 mg
BID), respectively
• Treatment duration of 3 months
• Patients’ outcome will be evaluated for both impact on
serum testosterone levels and secondary efficacy
parameters, as well as for tolerability.

33 (NASDAQ: AUXL)
• AA4500 for Dupuytren’s and Peyronie’s could be
on market by 2008 & 2009, respectively
– Sales value likely to be high
– Dupuytren’s is a great product for a specialist
approach
– Peyronie’s is a natural fit for Urology field force
• TestoFilm™ a nice line extension for Testim by
2008 – serves as proof of concept for technology
platform
• Ability to generate cash from ex-U.S. rights to
pipeline is possible
Pipeline Brings Value in Short to Mid Term
Pipeline Brings Value in Short to Mid Term

Financials

35 (NASDAQ: AUXL)
Recent Financing Raised $43.3 Million
Recent Financing Raised $43.3 Million
• Completed sale of 5.5 million shares of common
stock (~18.8%)
• Transaction priced at $8.50 per share
• Resulted in net proceeds of $43.3 million
• Provides cash coverage through at least March
2008

36 (NASDAQ: AUXL) 2006 Financial Guidance 2006 Financial Guidance • Revenues: $64 - $68 million • Research & Develop.: $38 - $42 million • SG&A: $59 - $61 million • Net Loss: $48 - $51 million

37 (NASDAQ: AUXL)
Strategic Priorities for 2006
Strategic Priorities for 2006
• Continue Driving Testim Growth:
– Expansion of Auxilium field force to ~150
– Mutual termination of Oscient co-promote
• Prepare for 2008 launch of AA4500:
– Reported positive top line pivotal results
– Leased facility to control production of active ingredient
– Plan to commence 2
nd
pivotal phase III trial in Dupuytren’s Contracture
by year end
– Plan to commence FDA requested pre-clinical animal study on local effects / tolerability of AA4500 outside plaque for Peyronie’s
– Phase IIb study for Peyronie’s moved to 2007
• Implement infrastructure and processes to allow for rapid growth

Proven Record Testim ® : Near-Term Growth Driver Pipeline: “First Mover” Products for Unmet Needs